SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: June 11, 2003

                         URSTADT BIDDLE PROPERTIES INC.
               (Exact Name of Registrant as Specified in Charter)



       Maryland                      1-12803                    04-2458042
(State or jurisdiction       (Commission file Number)     (I.R.S. Employer
    of Incorporation)                                       Identification No.)


                               321 Railroad Avenue
                          Greenwich, Connecticut 06830
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (203) 863-8200




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Item 7.           Financial Statements and Exhibits.

                  Exhibits.

                  The following exhibit is filed with this Form 8-K:
                  99.1 Press release dated June 11, 2003

Item 9.           Regulation FD Disclosure (Information provided under Item 12
                  - Disclosure of Results of Operations and Financial
                  Condition).

                  Pursuant to Securities and Exchange Commission Release No. 34-47583, the information provided herein is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K

                  On June 11, 2003, Urstadt Biddle Properties Inc. (the "Company") issued a press release, which sets forth the Company's results of operations for the quarter ended April 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed "filed" for any purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized..


Dated: June 11, 2003


                         URSTADT BIDDLE PROPERTIES INC.

                         By: /s/ James R. Moore
                         ------------------------------
                         James R. Moore
                         Executive Vice President & Chief Financial Officer



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